SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2007

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32432	30-0041666
Delaware	333-88168	06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

Attached as an exhibit hereto is a press release and financial tables dated October 25, 2007 issued by Syniverse Holdings, Inc. The press release sets forth certain financial information of Syniverse Holdings, Inc., the parent company of Syniverse Technologies, Inc. for the quarter ended September 30, 2007.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP

99.1	Press release issued by Syniverse Holdings, Inc. on October 25, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2007

SYNIVERSE HOLDINGS, INC. (Registrant)

/s/ David W. Hitchcock
David W. Hitchcock
Chief Financial Officer

SYNIVERSE TECHNOLOGIES, INC. (Registrant)

/s/ David W. Hitchcock
David W. Hitchcock
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1*	Consent of Ernst & Young LLP

99.1*	Press release issued by Syniverse Holdings, Inc. on October 25, 2007.

*	Filed herewith electronically.